Investor Presentation July 2014 (revised 7.14.14) Steve Davis, Chairman and Chief Executive Officer Mark Hood, Chief Financial Officer Scott Taggart, VP, Investor Relations 1 Exhibit 99.1

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995
Certain statements in this presentation that are not historical facts are forward-looking statements.  Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:
Negative publicity or litigation regarding allegations of food-related illness,
Failure to achieve and maintain positive same-store sales,
Changing business conditions, including energy costs,
Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company’s major markets
Competition in the restaurant and food products industries,
Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, health care costs, fuel and utility costs,
Changes in the cost or availability of acceptable new restaurant sites,
Adverse weather conditions in locations where we operate our restaurants,
Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures,
Consumer acceptance of our restaurant concepts in new geographic areas, and
Changes in hog and other commodity costs.
We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful.
Certain risks, uncertainties and assumptions are discussed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 25, 2014.  We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995.  It is impossible to predict or identify all such risk factors.  Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events.  Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted.  All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

IMPORTANT ADDITIONAL
INFORMATION

Important Additional Information
Bob Evans Farms Inc. (the “Company”), its directors and certain of its executive officers are participants in the solicitation of proxies in connection with the Company’s 2014 Annual Meeting of Stockholders.
The Company has filed a definitive proxy statement  and form of WHITE proxy card with the U.S.
Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from the
Company’s stockholders. WE URGE INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT
(INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY
CARD CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION.
Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise, is set forth in the Company’s proxy statement for its 2014 Annual Meeting of Stockholders, filed with the SEC on July 11, 2014. Stockholders will be able to obtain, free of charge, copies of these documents, including the definitive proxy statement (and amendments or supplements thereto) and accompanying WHITE proxy card, and other documents filed with the SEC at the SEC’s website
at www.sec.gov. In addition, copies will also be
available at no charge at the Investors section of the Company’s website at
http://investors.bobevans.com/sec.cfm.
This document contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been sought or obtained to use the material as proxy soliciting material.

Non-GAAP Financial Measures

The Company uses non-GAAP financial measures within this presentation.
These financial measures are used by management to monitor and evaluate the ongoing performance of the Company.  The Company believes that the additional measures are useful to investors for financial analysis.  However, non-GAAP measures are not in accordance with, nor are they a substitute for,
GAAP measures.  Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation.

GROWING OUR REGIONAL BRANDS  INTO POWERFUL NATIONAL BRANDS
COMPANY FACT SHEET
FISCAL 2014 Q4
NASDAQ: BOBE
NEW RESTAURANTS
FY’14          4
FY’15E        up to 8
561 Restaurants
19 States
as of 4/25/14
191
60
16
21
3
51
31
39
8
2
7
28 23
3
17
7
4
48
AVERAGE UNIT VOLUME
$1.71  million (FY’ 14)
2
Bob Evans Farms, Inc. is comprised of two key business segments: Bob Evans Restaurants and BEF Foods. Bob Evans
Restaurants operates 561 full-service restaurants located in 19 states with a heavy concentration in the Midwest.  BEF
Foods produces and distributes refrigerated side dishes, pork sausage and a variety of refrigerated and frozen convenience food items through retail and food service channels.
.
FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Sides, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states and Mexico
Bob Evans/Owens
Bob Evans Growth Markets
Bob Evans

Bob Evans Farms Investor Relations www.bobevans.com  8111 Smith’s Mill Road New Albany, Ohio 43054

6 VISION BOB EVANS RESTAURANTS BEF FOODS, INC. Powerful NATIONAL BRANDS Make Our REGIONAL BRANDS

Business Segments (FY 2014) 7 28% 72%

Source: IFMA Forecast & Outlook ‘82-’11
Bob Evans is Well-Positioned to Capture
Both Grocery and Restaurant Consumption
Percent Dollars Spent Over Time
8
$13
Billion+
(The value of a
single share
point)
Restaurant Grocery
35%
40%
45%
50%
55%
60%
65%
82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13
Technomic ’12-‘13

Our Shareholder Value Creation Goal:
10 to 12 Percent Annual Diluted EPS Growth
TRANSFORM
TRANSFORM
OUR CORE
OUR CORE
BUSINESSES
BUSINESSES
TO ENABLE
TO ENABLE
EXPANSION
EXPANSION
DRIVE
DRIVE
SHAREHOLDER
SHAREHOLDER
VALUE WITH
VALUE WITH
DISCIPLINED
DISCIPLINED
CAPITAL
CAPITAL
ALLOCATION
ALLOCATION
SELECTIVELY
SELECTIVELY
INVEST IN
INVEST IN
HIGH R.O.I.C.
HIGH R.O.I.C.
GROWTH
GROWTH
OPPORTUNITIES
OPPORTUNITIES
(Internal & External)
(Internal & External)

Strategic Business Transformations

ERP
Up to 8 New Restaurants in FY 15
10-12 Annually Thereafter
Farm Fresh Refresh Completed
10-20 Bob Evans Express Units
Annually
Bob Evans Restaurants
BEF Foods
Side Dish Vertical Integration
Sausage Optimization
Transportation Consolidation Enterprise Resource Planning
Margin Improvement
Portfolio Management Mimi’s
Divestiture
Corporate

Key Components of 10-12% Long-Term
Diluted EPS Growth Guidance

3.0% to 3.5%
sales forecasting/labor management
food cost optimization
menu management
back-of-the-house optimization
side dish vertical integration
implement lean manufacturing
w/side dish production
transformational systems upgrades
6.0% to 7.0%
Avg. Annual Net Sales
Growth:
Margin Innovation:
(300-350 basis point
improvement)
refrigerated side dish and food
service products to drive growth
expand points of distribution and
average SKU count per point of
distribution
up to 10 new restaurants annually
same-store sales and new
restaurants expected to contribute
equally to net sales growth
(~1.50% to 1.75% each)
Refinancing/interest reduction
ERP implementation

BOBE’S Strategic and Balanced Approach to Capital Allocation Drives
Significant Shareholder Value
INTERNAL FACTORS
Potential future investment opportunities
Lifecycle stage of firm
Projected operating performance
Regularity and certainty of income
Structure of assets
Financial covenants
Desire to return capital
Period and purpose of financing
EXTERNAL FACTORS
Macroeconomic environment
Economic fluctuations
Seasonal variations
Nature of industry competition
Capital market conditions
Bank market conditions
Nature/orientation of investors
Statutory requirements
Taxation policy
Maximize
flexibility
Minimize
financial risk
Minimize
cost of capital
Maximize return
to shareholders
Minimize
complexity
Between Fiscal Year 2007 and 2014, BOBE returned over $800 million to shareholders through dividends and share repurchases
Between Fiscal Year 2007 and 2014, BOBE returned over $800 million to shareholders through dividends and share repurchases
DRIVE
OPTIMAL CAPITAL
STRUCTURE

A Track Record of Balanced Capital Allocation

Fiscal 2013
Dividends
Share
Repurchases
Acquisition
CapEx
Dividends
Share
Repurchases
Debt
Repayment
CapEx
Fiscal 2008-2012 Fiscal 2014
Dividends
Share
Repurchases
CapEx
FY 2015 CapEx
expected to be $85 to
$90 million, in-line with
historical average.
$52M
$30M
$118M
$63M
$270M
$401M
$163M
$110M
$191M
$225M

Weighted Average Diluted Shares Outstanding (000’s)
Ongoing Share Repurchase Programs have Reduced
Diluted Shares Outstanding by 27%
Since Fiscal 2007
36,484
33,315
30,744
30,890
30,422
29,925
28,488
26,704
23,000
25,000
27,000
29,000
31,000
33,000
35,000
37,000
FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014

Annual Dividend has Doubled Over the Last Five Years

Trailing 12-month
yield
(7/3/14):
BOBE – 2.4%
S&P 500 – 1.9%
$0.54
$0.56
$0.60
$0.68
$0.78
$0.95
$1.075
$1.205
FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014

($ millions)
Capital Expenditures ²
Transforming our Company and
Rewarding
Shareholders
1
For additional details concerning FY 2015 guidance, see the Company’s 4Q Fiscal 2014 earnings release dated July 8, 2014.
2
Note: excludes Mimi’s Café.
Share Repurchases
1
$69
$155
$5
$21
$19
$70
$63
$225
up to
$100
$45
$64 $65
$41
$39
$81
$118
$191
$85 - $90
$0
$50
$100
$150
$200
$250
2007 2008 2009 2010 2011 2012 2013 2014 2015E
Since FY’07, annual capital
expenditures have averaged
approximately $80 million.
2
Restructuring/Rebuilding Transforming for Growth

($ millions)
Investing Efficiently with Prudent Debt Management
Capital Expenditures 1
1
Note: excludes Mimi’s Café.
Net Debt
$0
$100
$200
$300
$400
$500
2007 2008 2009 2010 2011 2012 2013 2014
$276
$177
$238
$173
$92
$100
$193
$452
$45
$64
$65
$41
$39
$81
$118
$191
Restructuring/Rebuilding Transforming for Growth

Target Leverage Ratio In-line with Other
Restaurant Companies

Adjusted net debt peer average (ex-BOBE): 3.3x
Target
Adjusted Leverage Benchmarking Analysis
Note: Rent expense is capitalized at 8.0x; LTM EBITDAR represents LTM EBITDA plus annualized rent expense for the most recent filing; balance sheet data based on latest publicly available information as of 4/30/14.
(a)
Defined as number of franchised locations as a percentage of total systemwide units based on most recent quarterly filings as of 4/30/14.
(b)
Owned property applies to both land or building and accounts for only company-operated restaurants.
Franchise Mix (a) 11% 99% 11% 90% 2% 45% 26% 0% 0% 0% 0% 56% 18%
Real Estate
Ownership (b)
81% 37% 21% 20% 87% 83% 9% 86% 0% 66% 3% 26% 36%
BOBE’s 4-25-14 leverage ratio: 3.27x
6.4x
5.3x
4.4x
4.3x
3.6x
3.0x 3.0x 3.0x
2.8x
2.6x
2.1x
1.4x
1.1x

19 Focused on Low-Cost, Flexible Financing Revolving Credit Facility Incremental Term Debt Secured Financing Unsecured Bonds Sale Leaseback Minimally restrictive Highly restrictive Low cost High cost

1 See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
Mimi’s Café Divestiture Improves Adjusted
Operating Margin
1
Profile
FY 2013
BER
BEF
Consol
Mimi’s
7.8%
8.8%
6.4%
-2.3%
20
FY 2015E
4.8-5.2%
6.2-8.2%
5.3-6.1%
FY 2014
4.4%
3.5%
4.2%
Significant FY ‘14 Costs:
($ millions)
BER: Severe winter weather - $13
BER: FFR remodel costs - $7
BER: Workforce management - $2.5
BEF: Supplier dispute - $4
BEF: Plant startup inefficiencies - $6
Corp: Activist stockholder costs - $3
Corp: Strengthening internal controls - $3
BER
BER
BEF
BEF
Consol
Consol

1
For additional details concerning FY 2015 guidance, see the Company’s 4Q Fiscal 2014 earnings release dated July 8, 2014.

Key Drivers of FY’14 to FY’15 Margin Expansion
FY 2014
4.4%
3.5%
4.2%
4.8-5.2%
6.2-8.2%
5.3-6.1%
FY 2015E
1
SSS: 1.5% to 2.5%
up to 8 new restaurants
10 to 12% net sales growth on
2014 base of $372M (excludes
~$22M interco sales)
Efficiencies from plant network
consolidation/optimization and
supply integration $4.5M+
Activist stockholder costs $5.5M
Strengthening internal controls
$2M
BER BEF Consol
BER BEF Consol
Key FY ’15 Drivers
1
Bob Bob Evans Evans Restaurants Restaurants
•
•
BEF Foods BEF Foods
•
•
Corporate
•
•

$10M of Mimi’s Café Carryover Costs Eliminated,
Further Savings Opportunities Remain

Bob Evans G&A Reconciliation - FY14 Full Year
($ 000's)
Non-GAAP SG&A
(1)
% of Sales
Total BOBE SG&A $                             144,587 10.9%
BER 79,804
BEF 64,783
BEF Foods Adjustments
(2)
BEF Transportation 17,109
BEF Advertising & Marketing 6,372
BEF (Adjusted) 41,302
Total BOBE G&A (ex-BEF adjustments) 121,106 9.1%
- costs related to:
activist shareholder response (2,884)
strengthening internal processes
and controls (2,988)
Total BOBE G&A (Adjusted) $                             115,234 8.7%
total adjustments
29,353
_____________
1
For additional information, see the Company's 4Q Fiscal 2014 earnings release dated July 8, 2014
2 Included in BEF reported SG&A

* 40% sales flow-through assumed
Farm Fresh Refresh Financial Impact
Improves Free Cash Flow in FY2015
-$3.1
23
# of remodels
195 0 87 229
Impact
to P&L
($ millions)
$0.0
4/25/14 - 4/24/15
-$7.2
-$6.8
-$1.1
-$2.5
-$2.4
-$2.0
-$4.3
-$4.8
FY2012 FY2013 FY2014E FY2015E
Est. Closed Day Sales Impact* Expenses

1 See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
Strategic Plant Network Optimization Leading to
a New Adjusted Operating Margin
1
Trajectory at BEF Foods
24
8.8%
3.5%
11.8-12.3%
6.2-8.2%
FY13 FY14 FY15E FY18E
2Q’14: Richardson, Texas, fresh sausage plant closure
3Q’14: Completion of Bidwell and Springfield, Ohio plant consolidations to state-of-the-art Sulphur Springs, Texas plant
FY’14: Vertical integration and expansion of Kettle Creations’ Lima, Ohio, plant

1 See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.

Transformations Drive Estimated Five-Year 300-350
Adjusted Operating Margin
1
Basis Point Improvement
BER BEF Consol
Mimi’s
7.8%
8.8%
6.4%
-2.3%
FY 2013 FY 2015E
4.8-5.2%
6.2-8.2%
5.3-6.1%
FY 2018E
11.5-12.0%
11.8-12.3%
11.2-11.7%
BER BEF
Consol
BER BEF
Consol

26 “Get in on something good” 561 restaurants in 19 states as of 4/25/14 Full-service family restaurants featuring a wide variety of menu items for both on-and-off premise dining TM

Net Sales (FY 2014)  $957 million
Average Annual Unit Sales (FY 2014)  $1.71 million
Overview:  Bob Evans Restaurants
Breakfast
Lunch
Dinner
27
32%
38%
30%
Avg. Dine-In Guest Check/Per Guest (4Q FY 2014)  $18.24/$9.38
Average Carryout Check (4Q FY 2014)  $15.34
ALL THREE DAYPARTS SERVED (4Q FY 2014)

Accelerated Farm Fresh Refresh Program:
-
Completed April 2014 -
28
(32 units) (87 units) (195 units) (229 units)
Dining Room
& Lobby
Restrooms
Bakery,
Catering &
Carryout
Exterior,
Signage,
& Landscaping
CapEx Summary
(24% growth capital, 76% maintenance capital)
FY11 FY12 FY13 FY14
5%
20%
100%
56%
44%
10%
24%
22%
Approximate % of Chain Remodeled by Fiscal Year
Average capital investment per remodeled restaurant: ~$225k

Aspirational Concepts Reimage their Brands to Remain Relevant 29 Before After

Farm Fresh Refresh Transformation Old Exterior Old Interior New Interior New Exterior 30

Farm Fresh Refresh: Designed to Drive Dine-in and Off-Premise Sales 31 New Carryout New Bakery New Counter Expanded Dining Room

Dinner is Our Challenge….and Opportunity

Fiscal 2014 SSS% Daypart Performance
Daypart On-Premise Off-Premise Total
Breakfast -1.8% 7.7% -1.2%
Lunch -2.0% 3.7% -1.6%
Dinner -4.5% 1.0% -4.0%
Total
-2.5% 2.4% -2.1%
Less: Estimated weather impact -1.6%
Adjusted SSS% -0.5%

New Broasted Chicken Platform

Quickly rose to top-selling item in the Cincinnati test market, replacing the long-time best seller Rise & Shine Breakfast
Spring and Summer:
Family Meals to Go
Spring:
3-Course meal starting
at  $9.99
Summer:
2-Piece meal $7.99

Positioning Broasted Chicken Will  Immediately
Impact 68% of the Business, and Ultimately 100%

Lunch
38%
Dinner
30%
Breakfast
32%
Off-Premise
12%
Dine-In
68%
(lunch & dinner)
Spring:
3-Course meal
starting at $9.99
Summer:
2-Piece meal $7.99
Spring and Summer:
Family Meals to Go

Dine-In Value Sales Layers

BREAKFAST
Rise & Shine Breakfast
~ $65 million / 7%
of annual revenue.
LUNCH
$7.99 Knife & Fork and
Lunch Combos
~ $40 million / 4%
of annual revenue.
DINNER
3-Course Dinners
~ $72 million / 8%
of annual revenue.

Bob Evans’ Off-Premise Opportunity

Annual Consumption of Restaurant Meals (per capita)
Dine-In
39%
Off-Premise
61%
QSR
74%
FULL
SERVICE
16%
Source: NPD Group - 12 months ending 4/30/14
FAMILY
SEGMENT
10%

Bold Goal: Drive Off-Premise to 25% of Sales Mix
Off-Premise Sales Mix and Growth % by Year
Off-Premise Sales Mix and Growth % by Year
Sales Mix Growth %
37
+8.6%
+8.6%
+5.3%
+5.3%
+8.5%
+8.5%
+3.9%
+3.9%
+0.6%
+0.6%
+15.4%
+15.4%
+12.9%
+12.9%
+7.9%
+7.9%
+2.4%
+2.4%
2014
8.0%
7.5%
6.5%
7.0%
8.5%
9.0%
9.5%
12.0%
11.5%
11.0%
10.5%
10.0%
2006 2007 2008 2009 2010 2011 2012 2013
12.5%
Catering/Carryout
Bakery
Family Meals to Go

Off-Premise Sales Layers 38 CARRYOUT BAKERY CATERING FY 2014 Growth / Mix 1.8% / 11.7% FY 2014 Growth / Mix 18.5% / 1.7% FY 2014 Growth / Mix 13.1% / 0.6%

New Restaurant Opening Strategy 39 NEW CONTIGUOUS MARKETS FILL-IN EXISTING MARKETS 4 new restaurants opened FY 2014. Open up to 8 new restaurants during FY 2015. Harrison, OH Altoona, PA

New Restaurant Prototype:
Brand relevant/lower investment
Reduced building cost by
approximately 13%
through efficient design in
Finneytown, OH and
Altoona, PA
Objectives:
•
•
•
40
Accentuate Farm heritage
Leverage Farm Fresh
Refresh program insights
Test new “back-of-the-
house” technologies and
layouts

Bob Evans Express Licensing Opportunity
•
Popular favorites covering all
dayparts
•
High quality menu to ensure
serving guests in a quick manner
•
License up to 10 new locations by
the end of FY 2015
•
Potential to independently
develop locations
Bob Evans Express produces four
revenue streams:
1.
A one-time licensing fee of up to $15k;
2.
A royalty fee of up to 6% of gross
sales;
3.
An ad fund of up to 4% of gross sales;
and
4.
Product insourced from Bob Evans
Farms Foods.
41
•
First location, BMW USA manufacturing plant
in Spartanburg, SC, opened August 2013
•
Second location, Bob Evans Farms, Inc.
corporate headquarters,  opened October 2013
•
Finalizing details for 2 airport and 2 mall
locations to open late summer/ early fall

Revolutionary People Development/Culture
Drive profitable guest counts – on and
off-premise by being relevant and reliable
Improve controllable expenses: Cost of Sales,
Cost of Labor, Direct Operating Expenses
Deliver the brand promise through a “Best for
my Guest” experience both on and off-premise
Successfully open up to 8 new Bob Evans
Restaurants and license up to 10 BE Express
locations
FY’15 Vital Few Priorities

“Discover farm-fresh goodness ” TWO BRANDS distinct geographic strengths 43 TM

Overview:  BEF Foods

FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Side Dishes, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states and Mexico
Side
Dishes
Other 4%
Frozen 5%
Food
Service
(4% insourced*)
Retail Sausage
26%
24%
41%
FY 2014 Sales Mix (pounds)
sausage mix (% of total sales):  42%
sausage mix (% of total sales):  33%
Net Sales (FY’14) $387 million
28% of total
*Note:  Insourced sales data reflects sales to Bob Evans Restaurants.
Side
Dishes
Other
Frozen
Retail
Sausage
11%
35%
36%
FY 2010 Sales Mix (pounds)
9%
9%
Food Service
(2% insourced*)

Source: IRI BEF Foods: Store/SKU Count 45 11.6 11.5 11.3 17.0 28,407 31,711 31,687 40,000 2010 2013 2014 2018 # of stores 2010 2013 2014 2018 average SKUs per store

CORE MARKETS NON CORE MARKETS
SKUs/Store      ACV
BEF Foods:  SKU Count and ACV Distribution
Core vs. Non-Core
46
SOURCE: IRI, FY14 ending 4/20/14
Core Market: Chicago, Cincinnati, Cleveland, Columbus, Toledo, Detroit, Grand Rapids, Indianapolis, Peoria/Springfield, Pittsburgh, Philadelphia, Baltimore/Washington,
Buffalo/Rochester
SKUs/Store      ACV SKUs/Store      ACV SKUs/Store      ACV
FY ‘10 FY14 FY ‘10 FY14
Opportunity
in Non-Core
Markets
23.5
21.4
7.5
8.5
75.6
81.0
65.8
68.1

1 For additional detail concerning risks associated with sow costs, please refer to Item 1A, “Risk Factors” in the Company’s FY 2014 10K filing.
Sow Costs: Enterprise Risk (1)
1) BEF Foods’
Retail cost of goods sold
~73%
2) BEF Foods’
Food Service cost of goods sold
~17%
3) Bob Evans Restaurants’ cost of goods sold ~10%
4) BEF Foods’ Retail Sales Volume impact
A $1 change in average annual sow costs impacts cost of goods sold by approximately $1.1 million.
47
Most mitigation activities trail sow cost increases by 30 to
120 days and do not typically achieve 100% price realization.
1)
BEF Retail:  Pricing, Trade Spending, Lean Manufacturing, Mix
2)
BEF Food Service:  Indexed Pricing
3)
Restaurants:  Pricing, Portion Size, Menu Optimization
4) BEF Foods’
Retail Sales Volume:  Mix
BOBE Mitigation
Activities
Market Structure
and Competitor
Actions

~$66 Million Cumulative Sow Cost Impact on BEF’s P&L:
Versus Fiscal 2009 Average Sow Cost of $44.93/cwt

~$66 million
cumulative annual
cost impact relative to
2009 sow price levels.
$ avg
cost/cwt
($ 000’s)
$73.23 $53.87 $42.18 $61.58 $57.17
NOTE:  daily sow cost information available at:  http://www.ams.usda.gov/mnreports/lm_hg230.txt

$65-$70/cwt
(issued 8/19/13)
The Continued Impact of the PED Virus Drove
Higher Sow Cost Guidance throughout FY’14
$60-$65/cwt
(issued 6/4/13)
$72-$77/cwt
(issued 1/21/14)
BOBE
Guidance
49
USDA
Bob Evans
Note:  USDA data reflects top of trading range

Trim Costs Impacted BEF in FY 2014 50 Profit impact of $1.5 million in fiscal 2014. Expected to moderate in fiscal 2015.

Publicly Available Sow Cost Pricing and
Livestock Commentary (1)

daily sow cost report:
http://www.ams.usda.gov/mnreports/lm_hg230.txt
daily livestock commentary:
http://www.dailylivestockreport.com/
1 Information provided by external entities.  Bob Evans Farms Inc. disclaims any and all responsibility for the information provided at these sites.

BEF Foods Inc. Network Optimization

Hillsdale, MI Hillsdale, MI
2014 and beyond
Asset Actions:
FY2011: Bidwell and Galva fresh sausage
operations closed
FY2012: Bidwell and Galva transportation
centers closed; Springfield
distribution center sold
FY2013: Bidwell and Springfield prepared
foods operations closed; Kettle
Creations (Lima) acquired
FY2014: Richardson plant, office, and
transportation center closed; SWH
sold; Sulfur Springs and Lima
expanded
4 Facilities,
Limited co-packing relationships
Xenia, OH Xenia, OH
Sulphur Springs, TX Sulphur Springs, TX
Lima, OH Lima, OH
2007
Galva, IL Galva, IL
Bidwell, OH Bidwell, OH
Richardson, TX Richardson, TX Xenia, OH Xenia, OH
Sulphur Springs, TX Sulphur Springs, TX
SWH Fullerton, CA SWH Fullerton, CA Hillsdale, MI Hillsdale, MI
Lima, OH Lima, OH
9 Facilities, 2 co-packers
50% Vertical Integration
Springfield, OH –
Plant and distribution center

1 See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
BEF Foods’ Transformation Expected to Offset
~$44MM Sow Cost Impact in Fiscal 2015
53
Adjusted Operating Income ($ millions)
1
FY 12
No Mitigation
Launched lean mfg. program
Transitioned from DSD
to warehouse
Expanded side dish products
(Kettle Creations acquisition)
Optimized sausage plant
network
Enhanced pricing and trade
spending capabilities
Avg
Sow
Cost
$44.93 $61.58
$53.87
$73.23
Est. Sow
cost
impact vs
2009
($ millions)
$17
$9
$28
NOTE:  daily sow cost information available at:  http://www.ams.usda.gov/mnreports/lm_hg230.txt
$85
$44
~$25-$35
$16.0
$1.8
$18.8
$30.7
$12.9
FY 09 FY 12 FY 13 FY 14 FY 15E

BER and BEF: Synergies Drive Value Across
Multiple Dimensions

Brand and Advertising Synergies
Product Innovation
Supply Chain Savings
Food Service Credibility/Expansion
Margin Expansion at BER and BEF
Restaurant Operational Efficiencies
G&A Leverage

FY 2014: Vital Few Priorities

Expand “in-source” supplier relationships for the
restaurant segments and the food service industry
Drive sales through new authorizations
and geographic expansion
Drive margin expansion through cost reductions
and Lean manufacturing efficiencies
Optimize our plant and distribution network
Drive best-in-class ROIC

56 Appendix

Board Composition and Governance Track Record 57 • Board Composition, Skills and Tenure • Governance Ranking • Peer Group Comparisons

Bob Evans Farms, Inc. Board of Directors
Pre - FY2007 FY2007 - Present
Paul S. Williams
Cheryl L. Krueger
Michael J. Gasser
E.W. (Bill) Ingram III
Mary Kay Haben
Eileen A. Mallesch
Steven A. Davis
Bob Evans Farms, Inc. recognized by 2020 Women on Boards as a Winning “W” Company for its board diversity and 20%+ female board membership for the past three years, and by Forbes magazine in 2012 as one of the top 100 most trusted companies in America.
Larry C. Corbin
Retiring:  2014 Annual  Meeting
G. Robert Lucas
58
Kevin M. Sheehan
Larry S. McWilliams
Kathy S. Lane
Retiring:  2014 Annual  Meeting
• Elected 1981. Retired Chief Executive Officer, Bob Evans Farms, Inc.
• Skillset:  real estate, restaurant retail and food products operations.
• Elected 1997.  Chairman of the Board, Greif, Inc. (revenue:  $4.4B)
• Previously CEO, Greif, Inc.
• Skillset:  global experience  and perspective in auditing, finance, manufacturing, enterprise risk management, strategic planning, tax, and mergers and acquisitions.
• Elected 1998.  Chief Executive Officer, White Castle System, Inc.
(revenue:  $600M+)
• Skillset:  restaurant operations, real estate, food service and production, as well as auditing and finance.
• Elected 1993.  Chief Executive Officer, Krueger & Co., LLC.
• Previously President and CEO, Cheryl & Co., (acquired by 1-800-Flowers)
• Skillset:  marketing  and branding, retail sales, business operations, on-line marketing and sales, manufacturing, as well as auditing and finance.
• Elected 2006.  CEO and Chairman of the Board, Bob Evans Farms, Inc.
• Previously President, Long John Silver’s and A&W All-American Food Restaurants, Yum! Brands
(revenue: $13.3B)
• Skillset:  restaurant operations, marketing and branding, packaged foods, strategic planning, mergers and acquisitions, real estate, auditing, and finance.
• Elected 2012.  Former President-North America, Wm. Wrigley Jr. Company, a subsidiary of Mars, Inc. (revenue:
~$33B).
• Previously held leadership positions of the Cheese, Meals and Enhancers divisions of Kraft Foods (revenue:
$18.1B)
• Skillset:  marketing, social media, and brand positioning.
• Appointed 2014.  Former Executive Vice President, Chief Information Officer,
The TJX Companies, Inc. (revenue: $27.4B)
• Previously  CIO at National Grid , Gillette, GE Oil & Gas, and GE Vendor Financial Services
• Skillset:  IT, consumer products, finance, and retail.
• Elected 2008.  Former Senior Vice President, Chief Financial Officer, Nationwide Property &
Casualty Insurance (revenue: $23.9B).
• Appointed 2014.  Co-Chief Executive Office of Compass Marketing.
• Previously President and CEO, Keystone Foods (revenue:  $7B); and Campbell Soup USA and
Campbell International, Campbell Soup Co.  (revenue:  $8.1B)
• Skillset:  consumer marketing and brand building in protein and consumer packaged goods segments of  the food industry.
• Appointed 2014.  President and Chief Executive Officer of Norwegian Cruise Line.
• Previously Chairman and CEO of Cendant Corporation's Vehicle Services Division and as
Chief Financial Officer of Cendant Corporation
• Skillset:  consumer experience enhancements, accounting, and finance.
• Elected 2007.  Managing Director, Major Lindsey & Africa.
• Previously Chief Legal Officer and EVP, Cardinal Health, Inc. (revenue:  $93.6B)
• Skillset:  legal and regulatory matters, healthcare, human resources, leadership development and executive compensation policy matters.
• Skillset:  auditing, finance, enterprise risk management, taxation, and mergers and acquisitions.
• Elected 1986.  Trustee, The Jeffrey Trusts.
• Previously General Counsel, The Scotts Miracle-Gro Company
(revenue:  $2.9B)
• Skillset:  legal, regulatory and government affairs, restaurant operations, real estate, mergers and acquisitions, consumer products, auditing, finance and executive compensation.

Strong Corporate Governance is a Priority at
Bob Evans Farms
(1) Source: Yahoo Finance –
per Yahoo Finance, ISS
QuickScore data is presented as of July 1, 2014.
ISS Overall Governance Quickscore versus Selected Peers¹
1
2
3
4
5
6
7
8
9
10
Mean ex. BOBE: 5.2
59
•
Institutional Shareholder Services (“ISS”) has awarded Bob Evans’ overall corporate governance the highest possible score per QuickScore rankings.
•
Bob Evans’ Board has:
•
• Annual director elections – no classified board;
• Majority vote election standard with a director resignation policy;
• Entirely independent nominating, audit and compensation committees;
• A lead independent director empowered with robust responsibilities;
• Strong stock ownership guidelines for directors;
• Board and committee-level self-evaluations for board effectiveness;
• No authorization to issue blank check preferred stock without shareholder approval.
An overwhelming majority of independent directors (all but the CEO);

BOBE’s Strong Balance Sheet Enables Above-
Average Returns of Capital
Return of Capital by Casual Dining Companies
Payout Ratios
Dividends
Net Share
Repurchases
(c)
Source: FactSet and company filings.
(a)
Payout ratio calculated as a percentage of cash flow from operations for the last 30 fiscal quarters.
(b)
Indicative annual dividend yield defined as most recent quarterly dividend multiplied by 4, divided by stock price as of 4/30/14.
(c)
Share repurchases are net of any equity issuance.
Return of Capital (a)
Dividend Yield (b)
Median of Dividend
Paying Companies: 2.7%

Median: 26%

BOBE’s Valuation Relative to Other Restaurant and
Branded Protein Companies
EV/CY 2014E EBITDA
Differentiated Casual
Family Dining
Other Mature
Casual
Branded Protein

Source:        Company filings and FactSet as of 4/30/14.

Over $125 Million of Strategic Asset Dispositions

•
Consolidation of Three Home Office
Locations into One State-of-the-Art Facility
•
Business Dispositions
•
Restaurant Closures
•
Plant Closures/Consolidations
•
Real Estate Sales and Disposals
•
Business Transformations
•
DSD to warehouse conversion
•
Distribution center sale

New Corporate Campus Consolidates Three
Former Locations Into One
Mimi’s Café
Divisional HQ:
Irvine, California
(acquired 2004)
Owens Sausage
Divisional HQ:
Richardson,
Texas
(acquired 1987)
New Corporate HQ
New Albany, Ohio
(constructed 2013)
Previous Corporate HQ:
Previous Corporate HQ:
Columbus, Ohio
(constructed 1968)
Consolidation Project Summary*
($ millions)
$48.2 Land/Building Cost
($12.1) Sale of Columbus HQ /Richardson HQ
(est.)
($4.7) Tax Savings/Incentives
(realized over 10 to 15 years)
$31.4 Net Cost
*$1.3M of annual operating expenses of Owens’ and Mimi’s HQ offices eliminated in consolidation.

Significant Asset Closures/Dispositions:
Every business segment subject to review every quarter.

continued on following page…
Fiscal
Year
Announced Business Unit Action(s) Announced Strategic Rationale
2006
Bob Evans Restaurants 16 underperforming restaurants closed margin/ROIC improvement
Corporate 8 underperforming restaurants closed margin/ROIC improvement
     (Owens restaurant chain closed)
2007
Bob Evans Restaurants 18 underperforming restaurants closed margin/ROIC improvement
BEF Foods Initiates transition from direct-store-delivery to direct-ship- upgrade to the distribution model required by most large retailers warehouse distribution model (multi-year evolution of fleet and other transportation assets including the 2012
  transportation center consolidation)
2008
Bob Evans Restaurants 10 underperforming restaurants closed margin/ROIC improvement
2009
Bob Evans Restaurants 2 underperforming restaurants closed margin/ROIC improvement
2010
Bob Evans Restaurants 1 underperforming restaurant closed margin/ROIC improvement
2011 Bob Evans Restaurants 8 underperforming restaurants closed margin/ROIC improvement
Corporate 1 underperforming Mimi's Café restaurant closed margin/ROIC improvement
BEF Foods Bidwell, Ohio (fresh sausage) production line closed plant network optimization (reduce fresh sausage over-capacity)
BEF Foods Galva, Illinois (fresh sausage) plant closure plant network optimization (reduce fresh sausage over-capacity)
over $125M since FY 2006

Significant Asset Closures/Dispositions: $125M+ since FY 2006
Every business segment subject to review every quarter.
Fiscal
Year
Announced Business Unit Action(s) Announced Strategic Rationale
2012
Bob Evans Restaurants 2 underperforming restaurants closed margin/ROIC improvement
BEF Foods Bidwell/Hillsdale Transportation Center closures transportation hubs consolidated in Springfield, Ohio
BEF Foods Springfield Distribution Center sold sold facility to best-in-class distribution co.; retained access to facility
2013
Bob Evans Restaurants 7 underperforming restaurants closed margin/ROIC improvement
Corporate Divestiture of Mimi's Café and HQ consolidation focus on driving profitable growth of the Bob Evans brand
BEF Foods Bidwell, Ohio and Springfield, Ohio plant closures plant network optimization: consolidate pre-cooked/ready-to-eat estimated $7 million to $8 million annual pre-tax benefit (FY '15->)
production at state-of-the-art Sulphur Springs, Texas plant
YTD 2014
Bob Evans Restaurants 3 underperforming restaurants closed; 31 closed/excess margin/ROIC improvement restaurant properties sold
Corporate Closure and sale of Columbus home office focus on driving profitable growth of the Bob Evans brand
BEF Foods Richardson, Texas (fresh sausage) plant and hq closure plant network optimization (reduce fresh sausage over-capacity)
estimated $2 million to $2.5 million annual pre-tax benefit (FY '16->)
BEF Foods Sale of Fullerton, California prep kitchen facility plant network optimization: consolidate pre-cooked/ready-to-eat production at state-of-the-art Sulphur Springs, Texas plant
Bob Evans Restaurants
Close underperforming locations to improve local market performance and reinvest in higher potential locations
BEF Foods:
Reinvest proceeds from sale of non-core/low-growth assets in high-growth refrigerated side dish and prepared foods assets
Corporate:
Disposals/divestitures to improve margins and focus on growth

Additional Information 66 • ERP Implementation Schedule • Reconciliation of Adjusted Operating Income (Non-GAAP) to Reported Operating Income (GAAP)

Updated 7/2014
Fiscal Yr. Key Actions $ Millions
Capex Expense Benefits
2013
- RFP Completed & Software Purchased.
- Team Formulation. (3.8) (1.0) 0.0
- Project Planning and Scoping Defined.
2014
Corporate: Financials Design
(7.6) (1.9) 0.0
Foods: Manufacturing and Supply Chain Design
2015
Corporate: Financials, HR & Payroll
(13.9) (4.6) 0.0
Foods: Manufacturing, Procurement, ASCP
Restaurants: Employee Self-Service
2016
Corporate: Order to Cash
(7.1) (8.1) 3.7
Foods: Transportation, Order Mgt, Trade Planning
2017
Corporate: Property Manager, Enterprise Asset Mgt
(3.3) (7.7) 6.5
Foods: Product Lifecycle Management
2018
Expenses Stabilize, Benefits Continue to Ramp Up 0.0 (6.9) 8.8
ERP Implementation Schedule

Working to Achieve an Amicable
Resolution with Activist

(1)
March 2014 McKinsey & Company article, “Preparing for bigger, bolder shareholder activists”, by Joseph Cyriac, Ruth De
Backer, and Justin Sanders
Company efforts to resolve ongoing since July
2013
- Please refer to the Company’s Definitive
Proxy (Background to Consent Solicitation),
filed July 11, 2014
Fiscal 2014-2015 activist stockholder costs
projected at $8.5 million
Proxy contests are not inexpensive (1)

Reconciliation of Adjusted Operating Income (Non-GAAP) to Reported Operating Income (GAAP) 69 This schedule continues on the following page.

Reconciliation of Adjusted Operating Income (Non-GAAP) to Reported Operating Income (GAAP) 70

Reconciliation of Adjusted Operating Income (Non-GAAP) to Reported Operating Income (GAAP) 71 This schedule continues on the following page.

Reconciliation of Adjusted Operating Income (Non-GAAP) to Reported Operating Income (GAAP) 72

Reconciliation of Adjusted Operating Income
(Non-GAAP) to Reported Operating Income (GAAP)
2009 BEF Foods’ (formerly “Food Products”) Operating
Income Reconciliation
Fiscal 2009 BEF reported operating income (GAAP) $15,571
Non-GAAP adjustment:  Other operating expenses 400
Fiscal 2009 BEF reported operating income (GAAP) $15,971
($ thousands)
73